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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 12, 2006

IMAGIN MOLECULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-1047540	13-4099008
(State or other jurisdiction	Commission File No:	(I.R.S. Employer
of incorporation or organization)		Identification No.)

104 W. Chestnut Street, Suite 315, Hinsdale, Illinois		60521
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (630) 371-5583

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

          (a) On July 12, 2006, Imagin Molecular Corporation (the "Registrant") dismissed Bloom & Co., LLP as its independent registered public accounting firm. This action was approved by the Registrant's Board of Directors. The reports of Bloom & Co., LLP on their audit of the financial statements of the Registrant as of and for the two most recent fiscal years prior to dismissal contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: the report on the Registrant's financial statements as of and for the years ended December 31, 2004 and December 31, 2005, which financial statements and report were included in the Registrant's Annual Report on Form 10-KSB for the years ended December 31, 2004 and 2005, respectively, contained a separate paragraph that included a statement that the Registrant's recurring operating losses and working capital deficiencies raised substantial doubt about the Registrant's ability to continue as a going concern.

          During the Registrant's two most recently completed fiscal years and the subsequent interim period through July 12, 2006, the date of the Registrant's dismissal of Bloom & Co., LLP, there were no disagreements with Bloom & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bloom & Co., LLP, would have caused them to make reference thereto in its report on the financial statements for such years. During the Registrant's two most recently completed fiscal years and through July 12, 2006, none of the reportable events specified in Item 304(a)(v) of Regulation S-K have occurred.

          The Registrant has requested that Bloom & Co., LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. As of this date, Bloom & Co., LLP has yet to deliver such letter to the Registrant.

          (b) On July 10, 2006, the Registrant engaged Frank L. Sassetti & Co. to be its independent registered public accounting firm. The Registrant's engagement of Frank L. Sassetti & Co. was approved by the Registrant's Board of Directors.

          During the two most recent fiscal years and through July 10, 2006, the Registrant has not consulted with Frank L. Sassetti & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Frank L. Sassetti & Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

IMAGIN MOLECULAR CORPORATION /s/ Neil Sy Neil Sy Chief Executive Officer
Date: July 18, 2006 Hinsdale, Illinois